                            Nations Balanced Target
                              Maturity Fund, Inc.

                                    S E M I
                                  A N N U A L
                                  R E P O R T


                    For the Period Ended September 30, 1999






                                                                         NATIONS
                                                                        BALANCED
                                                                          TARGET
                                                                   MATURITY FUND


NOT                                                             MAY LOSE VALUE
FDIC-
INSURED                                                         NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY BANK OF AMERICA, N.A. ("BANK OF AMERICA") OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

NATIONS BALANCED TARGET MATURITY FUND, INC.

DEAR SHAREHOLDER:

We welcome this opportunity to provide you with the semiannual report for Nations Balanced Target Maturity Fund, Inc. (the "Company") for the six-month period ending September 30, 1999.

INVESTMENT OBJECTIVE

The Company, which trades on the New York Stock Exchange under the symbol "NBM," is a closed-end diversified investment management company. For shareholders of the Company who purchased shares during the initial public offering and have reinvested all dividends, the long-term investment objective remains to return at least the principal investment on the maturity date of September 30, 2004. In addition, for all shareholders, the Company seeks long-term growth with income as a secondary consideration.

PORTFOLIO PERFORMANCE AND ASSET ALLOCATION

The Company continued to pursue its long-term objective over the reporting period by continuing to invest a portion of its assets in Zero Coupon U.S. Treasury Obligations and the balance of its assets in equity securities.

For the six-month period ending September 30, 1999, the total return of Nations Balanced Target Maturity Fund, Inc. was -0.71%,(1) based on an ending market price of $8.75. Over this period, the Company distributed $0.19 per share of ordinary income to its shareholders. As of September 30, 1999, 74.4% of the Company's portfolio was invested in Zero Coupon U.S. Treasury Obligations and 26.0% was invested in common stocks. A breakdown of portfolio holdings by asset type follows:

               PORTFOLIO BREAKDOWN (AS OF SEPTEMBER 30, 1999)(2)

                        PIE CHART 10 LARGEST INDUSTRIES


Computer Related                                                 3.7%
Utilities-Telephone                                              2.9%
Oil-International                                                2.1%
Banking                                                          2.0%
Insurance                                                        1.5%
Financial Services                                               1.0%
Drugs                                                            0.9%
Office Equipment                                                 0.8%
Electric Power                                                   0.8%
Other                                                            9.9%
U.S. Treasury Strips                                            74.4%

INVESTMENT PHILOSOPHY

The equity portion of the Company is invested based on the philosophy that value may be represented in all sectors of the market. By investing in those companies that the Company's investment adviser believes represent the best value in each sector, the Company seeks to deliver above-average performance with below-average risk over a market cycle. Consequently, the portfolio is broadly diversified across many economic sectors, although certain sectors may be over-or underweighted relative to the Standard and Poor's 500 Composite Stock Price Index (S&P 500)(3) from time to time.

The emphasis in stock selection will continue to be a "bottom up" analysis of individual company fundamentals. When evaluating specific equity investment alternatives, the key investment criteria include a low price-to-earnings ratio, strong

---------------

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) The average annual total return since inception (6/30/94) based on the market price was 8.26%. Total return represents the change over a specific period of time in the value of an investment in the Company after reinvesting all income and capital gains distributions.

(2) Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3) The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is unavailable for investment.

financial quality and a catalyst for improved price performance. Catalysts for improved price performance typically come in the form of improving earnings estimates, changes in management, new product developments or corporate restructurings.

MARKET ENVIRONMENT AND PORTFOLIO STRATEGY

The negative sentiment overhanging the financial markets during the last six months stemmed from concerns ranging from higher interest rates and a weak dollar to Y2K and potentially weaker than expected third quarter earnings. In what were deemed pre-emptive moves, Federal Reserve Board Chairman Alan Greenspan and the Federal Open Market Committee raised the Federal Funds rate by 0.25% in August, on the heels of their 0.25% increase in June.

The U.S. stock market, as represented by the S&P 500 Index, was essentially flat during the six-month period, rising a mere 0.29%. Large-cap growth stocks resumed their leadership position, with technology stocks at the forefront. The Company's portfolio of technology stocks performed extremely well. Offsetting this, however, were declines in the underlying stocks within the Index, particularly those in the healthcare and consumer cyclicals sectors. Healthcare stocks felt the brunt of legislative change and lower Medicare reimbursements, and cyclicals were out of favor due to concerns over a slowing economy. Financial stocks also declined sharply, but in our view this sector continues to represent compelling opportunity for the long-term equity investor.

              TOP 10 EQUITY HOLDINGS (AS OF SEPTEMBER 30, 1999)(4)

 1.  Lexmark International Group, Inc., Class A...........  0.8%
 2.  GTE Corporation......................................  0.8
 3.  Mellon Bank Corporation..............................  0.7
 4.  SBC Communications Inc...............................  0.7
 5.  Mobil Corporation....................................  0.7
 6.  BP Amoco plc, ADR....................................  0.6
 7.  CIGNA Corporation....................................  0.6
 8.  International Business Machines Corporation..........  0.6
 9.  Gateway Inc. ........................................  0.6
10.  Compuware Corporation................................  0.6

Looking ahead, the Company's investment adviser believes that the recent divergence in returns between growth and value stocks is not likely to continue. Based on historical cycles, value stocks currently appear very attractive relative to growth stocks. The investment adviser believes that the long-term fundamentals in the technology, healthcare and financial sectors appear strong. In addition, the investment adviser will continue to search for stocks with the potential for promising returns across all industries.

Thank you for your investment in Nations Balanced Target Maturity Fund, Inc. The Company looks forward to its next report to shareholders in March 2000.

Sincerely,

/s/ Robert H. Gordon
Robert H. Gordon
President
Banc of America Advisors, Inc.

September 30, 1999

---------------

(4) As a percentage of net assets. Portfolio holdings are subject to change and may not be representative of current holdings.

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS                      SEPTEMBER 30, 1999 (UNAUDITED)

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         COMMON STOCKS -- 26.0%
         AEROSPACE AND DEFENSE -- 0.3%
 3,025   Raytheon Company, Class B...............   $   150
                                                    -------
         APPAREL AND TEXTILES -- 0.1%
 1,100   Jones Apparel Group, Inc.++.............        32
                                                    -------
         AUTOMOBILE PARTS MANUFACTURERS -- 0.3%
 4,900   Genuine Parts Company...................       130
                                                    -------
         AUTOMOBILES AND TRUCKS -- 0.6%
 5,700   Ford Motor Company......................       286
                                                    -------
         BANKING  -- 2.0%
 2,975   Banc One Corporation....................       104
 3,000   Bank of New York Inc. ..................       100
 4,225   BankBoston Corporation..................       183
 3,900   Chase Manhattan Corporation.............       294
10,400   Mellon Bank Corporation.................       351
                                                    -------
                                                      1,032
                                                    -------
         BEVERAGES -- 0.6%
 2,800   Anheuser-Busch Companies, Inc. .........       196
 3,425   PepsiCo, Inc. ..........................       104
                                                    -------
                                                        300
                                                    -------
         CHEMICALS -- BASIC -- 0.3%
 2,160   E.I. duPont de Nemours and Company......       131
 1,200   Eastman Chemical Company................        48
                                                    -------
                                                        179
                                                    -------
         COMPUTER RELATED -- 3.7%
 3,500   Apple Computer Inc.++...................       222
 1,850   Comverse Technology Inc.++..............       174
 6,800   Gateway Inc.++..........................       302
 2,600   Honeywell Inc. .........................       289
 2,550   International Business Machines
           Corporation...........................       309
 2,700   Sun Microsystems, Inc.++................       251
 6,200   Unisys Corporation++....................       280
                                                    -------
                                                      1,827
                                                    -------
         COMPUTER SOFTWARE -- 0.6%
11,500   Compuware Corporation++.................       300
                                                    -------
         CONGLOMERATE -- 0.5%
 4,600   United Technologies Corporation.........       273
                                                    -------
         CONSTRUCTION -- 0.6%
 4,600   Centex Corporation......................       136
 5,100   Masco Corporation.......................       158
                                                    -------
                                                        294
                                                    -------
         COSMETICS AND TOILETRIES -- 0.2%
 1,300   Procter & Gamble Company................       122
                                                    -------
         DIVERSIFIED -- 0.3%
 1,800   Textron Inc. ...........................       139
                                                    -------
         DRUGS -- 0.9%
 2,500   Bristol-Myers Squibb Company............       169
 1,950   Merck & Company, Inc. ..................       126
 3,800   Schering-Plough Corporation.............       166
                                                    -------
                                                        461
                                                    -------

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         ELECTRIC POWER -- 0.8%
 8,000   Energy East Corporation.................   $   190
 5,500   Unicom Corporation......................       203
                                                    -------
                                                        393
                                                    -------
         FINANCIAL SERVICES -- 1.0%
 5,100   Citigroup Inc. .........................       224
 5,100   Paine Webber Group, Inc. ...............       185
 3,816   Washington Mutual, Inc. ................       112
                                                    -------
                                                        521
                                                    -------
         FOOD PRODUCERS -- 0.7%
 1,350   General Mills Inc. .....................       110
 2,250   Nabisco Group Holdings Corporation......        34
 2,000   Nabisco Holdings Corporation, Class A...        69
 2,750   Quaker Oats Company.....................       170
                                                    -------
                                                        383
                                                    -------
         FOREST AND PAPER PRODUCTS -- 0.2%
 1,500   Boise Cascade Corporation...............        55
 1,500   International Paper Company.............        72
                                                    -------
                                                        127
                                                    -------
         FURNITURE AND APPLIANCES -- 0.2%
 1,700   Whirlpool Corporation...................       111
                                                    -------
         INSURANCE -- 1.5%
 4,000   CIGNA Corporation.......................       312
 4,950   Hartford Financial Services Group,
           Inc. .................................       202
 7,200   Lincoln National Corporation Ltd. ......       270
                                                    -------
                                                        784
                                                    -------
         MANUFACTURING -- 0.1%
 2,600   IMC Global, Inc. .......................        38
                                                    -------
         MEDICAL SERVICES -- 0.6%
14,600   HEALTHSOUTH Corporation++...............        89
 4,125   Wellpoint Health Networks, Inc.++.......       235
                                                    -------
                                                        324
                                                    -------
         METALS AND MINING -- 0.1%
 1,300   Phelps Dodge Corporation................        72
                                                    -------
         OFFICE EQUIPMENT -- 0.8%
 5,200   Lexmark International Group, Inc., Class
           A++...................................       419
                                                    -------
         OIL -- DOMESTIC -- 0.7%
 6,643   Conoco, Inc. ...........................       181
 5,900   USX-Marathon Group Inc. ................       173
                                                    -------
                                                        354
                                                    -------
         OIL -- INTERNATIONAL -- 2.1%
 3,000   BP Amoco plc, ADR.......................       332
 2,000   Exxon Corporation.......................       152
 3,325   Mobil Corporation.......................       335
 4,800   Royal Dutch Petroleum Company...........       284
                                                    -------
                                                      1,103
                                                    -------
         OIL FIELD SERVICES & EQUIPMENT -- 0.1%
 1,400   Halliburton Company.....................        57
                                                    -------
         RECREATION -- 0.4%
 8,600   Hasbro, Inc. ...........................       184
                                                    -------
         RETAIL -- FOOD -- 0.2%
 5,200   Kroger Company++........................       115
                                                    -------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF NET ASSETS (CONTINUED)          SEPTEMBER 30, 1999 (UNAUDITED)

                                                     VALUE
SHARES                                               (000)
-----------------------------------------------------------
         RETAIL -- GENERAL -- 0.4%
 4,900   Federated Department Stores, Inc.++.....   $   214
                                                    -------
         RETAIL -- SPECIALTY -- 0.7%
 2,800   AnnTaylor Stores Corporation++..........       114
 9,000   TJX Companies Inc. .....................       253
                                                    -------
                                                        367
                                                    -------
         SEMICONDUCTORS -- 0.3%
 2,150   Intel Corporation.......................       160
                                                    -------
         STEEL -- 0.6%
 6,000   Bethlehem Steel Corporation++...........        44
 3,200   Nucor Corporation.......................       152
 3,400   USX - U.S. Steel Group Inc. ............        88
                                                    -------
                                                        284
                                                    -------
         TOBACCO -- 0.2%
 2,600   Philip Morris Companies Inc. ...........        89
   750   R.J. Reynolds Tobacco Holdings, Inc. ...        20
                                                    -------
                                                        109
                                                    -------
         UTILITIES -- NATURAL GAS -- 0.4%
 2,300   Coastal Corporation.....................        94
 2,400   Williams Companies, Inc. ...............        90
                                                    -------
                                                        184
                                                    -------
         UTILITIES -- TELEPHONE -- 2.9%
 4,000   ALLTEL Corporation......................       282
 6,200   AT&T Corporation........................       270
 1,400   BellSouth Corporation...................        63
 5,350   GTE Corporation.........................       410
 1,750   MCI Worldcom, Inc.++....................       126
 6,600   SBC Communications Inc. ................       337
                                                    -------
                                                      1,488
                                                    -------
         TOTAL COMMON STOCKS
         (Cost $12,171)..........................    13,316
                                                    -------

PRINCIPAL
 AMOUNT                                                VALUE
  (000)                                                (000)
-------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 74.4%
            U.S. TREASURY STRIPS -- 74.4%
 $16,120    Interest only
              7.440%** 08/15/04....................   $12,097
  15,257    TIGR, Interest Receipt,
              7.460%** 08/15/04....................    11,293
  20,000    TIGR, Principal Receipt,
              7.440%** 08/15/04....................    14,804
                                                      -------
            TOTAL U.S. TREASURY OBLIGATIONS
            (Cost $35,964).........................    38,194
                                                      -------
            TOTAL INVESTMENTS
            (Cost $48,135*).................  100.4%   51,510
                                                      -------
            OTHER ASSETS AND LIABILITIES
              (NET).........................   (0.4)%
            Receivable for investment securities
              sold.................................   $    21
            Dividends receivable...................        24
            Investment advisory fee payable........       (38)
            Administration fee payable.............       (11)
            Due to custodian.......................       (45)
            Payable for investment securities
              purchased............................       (67)
            Accrued Directors' fees and expenses...        (2)
            Accrued expenses and other
              liabilities..........................       (82)
                                                      -------
            TOTAL OTHER ASSETS AND LIABILITIES
              (NET)................................      (200)
                                                      -------
            NET ASSETS......................  100.0%  $51,310
                                                      =======
            NET ASSETS CONSIST OF:
            Undistributed net investment income....   $   341
            Accumulated net realized loss on
              investments sold.....................    (1,203)
            Net unrealized appreciation of
              investments..........................     3,375
            Paid-in capital........................    48,797
                                                      -------
            NET ASSETS.............................   $51,310
                                                      =======
            Net asset value per share
              ($51,310,062 / 5,231,163 shares of
              common stock outstanding)............     $9.81
                                                        =====


---------------

 * Federal Income Tax Information: Net unrealized appreciation of investment securities was comprised of gross appreciation of $4,094 and gross depreciation of $719 for Federal income tax purposes. At September 30, 1999, the aggregate cost of securities for Federal income tax purposes was $48,135.

** Rate represents annualized yield at date of purchase.

 ++ Non-income producing security.

ABBREVIATIONS:

   ADR    American Depository Receipt
   TIGR    Treasury Investor Growth Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF OPERATIONS                                            (UNAUDITED)
For the six months ended September 30, 1999

(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................     $        1,304
Dividends (net of foreign witholding taxes of $2,269).......                117
                                                                 --------------
    Total investment income.................................              1,421
                                                                 --------------
EXPENSES:
Investment advisory fee.....................................                132
Administration fee..........................................                 66
Transfer agent fees.........................................                 19
Amortization of organization costs..........................                  3
Other.......................................................                  2
                                                                 --------------
    Total expenses..........................................                222
Fees reduced by credits allowed by the custodian (Note 2)...                 (2)
                                                                 --------------
    Net expenses............................................                220
                                                                 --------------
NET INVESTMENT INCOME.......................................              1,201
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................                  8
Net change in unrealized appreciation/(depreciation) of
  investments...............................................             (2,005)
                                                                 --------------
Net realized and unrealized gain/(loss) on investments......             (1,997)
                                                                 --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................     $         (796)
                                                                 ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                   9/30/99          YEAR ENDED
                                                                 (UNAUDITED)         3/31/99
(IN THOUSANDS)
Net investment income.......................................    $        1,201    $        2,170
Net realized gain/(loss) on investments.....................                 8            (1,186)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            (2,005)              552
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................              (796)            1,536
Distributions to shareholders from net investment income....              (994)           (2,040)
Distributions to shareholders from net realized gain on
  investments...............................................                --            (1,192)
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................            (1,790)           (1,696)
                                                                --------------    --------------
NET ASSETS:
Beginning of period.........................................            53,100            54,796
                                                                --------------    --------------
End of period...............................................    $       51,310    $       53,100
                                                                ==============    ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of period................    $          341    $          134
                                                                ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period.

                                              SIX MONTHS
                                                 ENDED        YEAR       YEAR       YEAR       YEAR       PERIOD
                                                9/30/99       ENDED      ENDED      ENDED      ENDED      ENDED
                                              (UNAUDITED)    3/31/99    3/31/98    3/31/97    3/31/96    3/31/95*
                                              -------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of period........    $ 10.15      $ 10.47    $ 10.11    $ 10.78    $  9.67    $  9.35#
                                                -------      -------    -------    -------    -------    -------
Income from investment operations:
Net investment income.......................       0.23**       0.41**     0.41       0.43       0.40       0.29**
Net realized and unrealized gain/(loss) on
  investments...............................      (0.38)       (0.11)      1.80       0.49       1.61       0.40
                                                -------      -------    -------    -------    -------    -------
Net increase/(decrease) in net assets
  resulting from investment operations......      (0.15)        0.30       2.21       0.92       2.01       0.69
Offering expenses charged to
  paid-in-capital...........................         --           --         --         --         --      (0.03)
Distributions:
Dividends from net investment income........      (0.19)       (0.39)     (0.41)     (0.44)     (0.40)     (0.29)##
Distributions from net realized capital
  gains.....................................         --        (0.23)     (1.44)     (1.15)     (0.50)     (0.05)
                                                -------      -------    -------    -------    -------    -------
Total distributions.........................      (0.19)       (0.62)     (1.85)     (1.59)     (0.90)     (0.34)
                                                -------      -------    -------    -------    -------    -------
Net asset value, end of period..............    $  9.81      $ 10.15    $ 10.47    $ 10.11    $ 10.78    $  9.67
                                                =======      =======    =======    =======    =======    =======
Market value, end of period.................    $  8.75      $  9.00    $ 10.00    $  9.00    $  9.25    $  8.50
                                                =======      =======    =======    =======    =======    =======
Total return++..............................      (0.71)%      (4.08)%    32.73%     13.93%     19.25%     (5.54)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (000).............    $51,310      $53,100    $54,796    $52,864    $56,381    $50,238
Ratio of operating expenses to average net
  assets....................................       0.83%+       1.13%      1.23%      1.18%      1.24%      1.10%+
Ratio of operating expenses to average net
  assets without fees reduced by credits
  allowed by the custodian..................       0.84%+         --         --         --         --         --
Ratio of net investment income to average
  net assets................................       4.54%+       3.99%      3.78%      4.01%      3.75%      4.12%+
Portfolio turnover rate.....................         10%          57%       106%        99%        46%        25%

---------------

 * Nations Balanced Target Maturity Fund, Inc. commenced operations on June 30, 1994.

** Per share amounts have been calculated using the monthly average shares method.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 # Initial offering price net of sales commissions of $0.65 per share.

## Includes distributions in excess of net investment income of less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS                                      (UNAUDITED)

Nations Balanced Target Maturity Fund, Inc. (the "Company") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities which are traded on a recognized securities exchange or on NASDAQ are valued at the last sales price on the exchange or market on which such securities are primarily traded. Securities traded only on over-the-counter markets are valued at the closing bid prices or, if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities are valued using broker quotations or on the basis of prices provided by a pricing service. Restricted securities, securities for which market quotations are not readily available and certain other assets are valued by the investment advisor under the supervision of the Board of Directors. Certain securities may be valued by one or more principal market makers. Short-term investments that mature in 60 days or less are valued at amortized cost.

Securities transactions and investment income: Securities transactions are accounted for on trade date. Realized gains or losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

Dividends and distributions to shareholders: It is the policy of the Company to declare and pay distributions from net investment income quarterly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in Federal tax consequences to shareholders. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

Federal income tax: The Company intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its taxable earnings to its shareholders. Therefore, no provision is made for Federal income or excise taxes.

Organization costs: The Company bears all costs in connection with its organization. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Company.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Advisors, Inc. ("BAAI") (formerly known as NationsBanc Advisors, Inc.), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America") (formerly known as NationsBank, N.A.), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation. Pursuant to the investment advisory agreement, the Company pays BAAI a monthly fee equal to an annual rate of 0.30% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.75% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

The Company and BAAI have entered into a sub-advisory agreement with TradeStreet Investment Associates, Inc. ("TradeStreet"), a wholly-owned subsidiary of Bank of America, pursuant to which TradeStreet is entitled to receive a sub-advisory fee from BAAI at an annual rate of 0.15% of the Company's average weekly net investment in Zero Coupon (Stripped) U.S. Treasuries plus 0.25% of the Company's average weekly net assets in investments other than Zero Coupon (Stripped) U.S. Treasuries.

BAAI is the Company's administrator. In its role as administrator, BAAI supervises the Company's overall day-to-day operations and provides certain administrative services. BAAI also maintains certain of the Company's books and records and furnishes, at its own expense, such clerical assistance, bookkeeping and other administrative services as the Company may reasonably require in the

Nations Balanced Target Maturity Fund, Inc.
  NOTES TO FINANCIAL STATEMENTS (CONTINUED)                          (UNAUDITED)

conduct of its business. As compensation for both the administrative services and the expenses assumed by BAAI, the Company pays BAAI a monthly fee equal to an annual rate of 0.25% of the Company's average weekly net assets.

The Bank of New York ("BNY") serves as sub-administrator of the Company pursuant to an agreement with BAAI and provides certain administrative services in support of the operations of the Company. The fees of BNY are paid out of the fees paid to BAAI by the Company for administration services. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corporation ("First Data"), serves as the transfer agent and dividend disbursing agent for the Company.

BNY also serves as the custodian of the Company's assets. For the six months ended September 30, 1999, expenses of the Company were reduced by $1,973 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The Company pays the Chairman of the Board of Directors and each unaffiliated director an annual fee of $1,000, plus an additional $500 for each board meeting attended, plus reimbursement of expenses incurred in attending such meetings.

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended September 30, 1999, were as follows:

PURCHASES      SALES
-----------------------
$5,221,727   $5,987,898

There were no purchases or sales of long-term U.S. government securities for the six months ended September 30, 1999.

4.  COMMON STOCK

At September 30, 1999, 1,000,000,000 shares of common stock, $0.001 par value were authorized.

The Board of Directors has approved a plan that gives the Company the flexibility to engage in occasional repurchases of its outstanding common stock. Accordingly, shareholders are notified that, from time to time, the Company may purchase shares of its common stock in an open market when management of the Company believes that such purchases are appropriate in light of market conditions, including the presence of a market discount. There were no share repurchases for the six months ended September 30 and the year ended March 31, 1999, respectively.

Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed First Data (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by First Data, as dividend paying agent. For Federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record date of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment advisor of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock of the Company on the Exchange including estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in

Nations Balanced Target Maturity Fund, Inc.
  DIVIDEND REINVESTMENT PLAN (CONTINUED)

the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

If the Plan Agent elects to purchase shares in the open market, and if before the Plan Agent has completed its purchases the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Company's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices that are below or not substantially in excess of net asset value, and, in such event, the Company may, in its discretion, issue the required shares.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Nations Balanced Target Maturity Fund, Inc., Dividend Reinvestment Plan, c/o First Data Investor Services Group, Inc., P.O. Box 34602, Charlotte, NC 28234,
(800) 982-2271.

PO Box 34602
Charlotte, NC 28234-4602
Toll Free 1.800.982.2271









BTMSA 991408 (9/99)